4Q 2022 Earnings Results &
Supplemental Information of CNX Resources

TABLE OF CONTENTS:	Page:

Production Volumes and Activity Summary........................................................................................................................	2

Hedge Volumes and Pricing…...........................................................................................................................................	3

Gas Hedging Gain/Loss Projections and Actuals..............................................................................................................	4

Consolidated Statements of Income..................................................................................................................................	5

Consolidated Balance Sheets............................................................................................................................................	6

Consolidated Statements of Cash Flows….......................................................................................................................	7

Market Mix and Natural Gas Price Reconciliation…..........................................................................................................	8

Price and Cost Data (Per Mcfe).........................................................................................................................................	9

Guidance............................................................................................................................................................................	10

Non-GAAP Reconciliations

Definitions..........................................................................................................................................................................	11

Sales of Natural Gas, NGL and Oil, including Cash Settlements and Natural Gas, NGL and Oil Production Costs.........	12

Quarterly Adjusted EBITDAX and Adjusted Net Income....................................................................................................	13

Operating Margin...............................................................................................................................................................	14

Cash Operating Margin......................................................................................................................................................	15

Net Debt and Adjusted EBITDAX TTM..............................................................................................................................	16

Free Cash Flow..................................................................................................................................................................	17

NOTE: Please note that CNX is unable to provide a reconciliation of non-GAAP projected financial results contained in this presentation, including the non-GAAP measures referenced above, to their respective comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income, net cash provided by operating activities and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.

PRODUCTION VOLUMES

GAS	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022	Q4-2021
Shale Sales Volumes (Bcf)	119.0	125.1	122.1	130.5	496.7	135.8
CBM Sales Volumes (Bcf)	10.5	10.7	11.0	11.5	43.7	12.0
Other Sales Volumes (Bcf)	0.1	0.2	0.1	—	0.4	0.1

LIQUIDS*
NGLs Sales Volumes (Bcfe)	10.5	10.2	8.8	8.5	38.0	9.7
Oil and Condensate Sales Volumes (Bcfe)	0.5	0.2	0.3	0.4	1.4	0.6

TOTAL (Bcfe)	140.6	146.4	142.3	150.9	580.2	158.2

Average Daily Production (MMcfe)	1,528.4	1,590.9	1,564.1	1,676.2	1,589.5	1,719.4

* NGLs, Oil and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.

Q4 2022 ACTIVITY SUMMARY		TD	Frac	TIL	Average Lateral Length(1)	Rigs at Period End
SWPA Central	Marcellus	9	3	2	6,080	2
	Utica	-	2	-	-	-

WV Shirley-Pennsboro	Marcellus	-	-	8	10,340	-
	Utica	-	-	-	-	-

CPA South	Marcellus	-	1	-	-	-
	Utica	-	-	-	-	-

Total		9	6	10	-	2

(1) Measured in lateral feet from perforation to perforation.

HEDGE VOLUMES AND PRICING(1)

	Q1 2023	2023	2024	2025	2026	2027
NYMEX Hedges
Volumes (Bcf)	72.5	388.6	274.7	224.9	232.7	64.3
Average Prices ($/Mcf)	$3.12	$3.03	$3.02	$3.22	$3.26	$4.17

Physical Fixed Price Sales and Index Hedges
Volumes (Bcf)	8.6	34.8	106.6	129.4	89.0	76.2
Average Prices ($/Mcf)	$2.25	$2.17	$2.32	$2.31	$2.61	$3.32
Total Volumes Hedged (Bcf)(2)	81.1	423.4	381.3	354.3	321.7	140.5

NYMEX + Basis (fully-covered volumes)(3)
Volumes (Bcf)	81.1	423.4	380.0	354.3	265.7	122.4
Average Prices ($/Mcf)	$2.69	$2.47	$2.38	$2.37	$2.47	$3.23

NYMEX Hedges Exposed to Basis
Volumes (Bcf)	-	-	1.3	-	56.0	18.1
Average Prices ($/Mcf)	-	-	$3.02	-	$3.26	$4.17
Total Volumes Hedged (Bcf)(2)	81.1	423.4	381.3	354.3	321.7	140.5

Estimated Conversion Factor(4)	1.081	1.079	1.074	1.072	1.071	1.066

(1) Hedge positions as of 1/5/2023.
(2) Excludes basis hedges in excess of NYMEX hedges of 22.8 Bcf, 6.2 Bcf, and 18.9 Bcf for Q1 2023, 2023, and 2025, respectively.
(3) Includes the impact of NYMEX and basis-only hedges as well as physical sales agreements.
(4) To convert Bcf to TBtu, multiply by conversion factor; to convert $/Mcf to $/MMBtu, divide by conversion factor.

HEDGING GAIN/LOSS PROJECTIONS
	Q1 2023				CY2023

		Wtd. Avg.	Avg.	Forecasted		Wtd. Avg.	Avg.	Forecasted
	Hedged Volumes	Hedged	Forward	Gain/(Loss)(2)	Hedged Volumes	Hedged	Forward	Gain/(Loss)(2)
($/MMBtu)	(000 MMBtu)	Price	Market(1)	($ in 000s)	(000 MMBtu)	Price	Market(1)	($ in 000s)
NYMEX	78,300	$2.88	$3.95	($84,257)	419,300	$2.81	$3.80	($409,933)

Index	9,000	$1.98	$3.14	($10,440)	36,500	$1.98	$2.81	($30,295)

Basis:
Eastern Gas-South (DOM)	14,625	($0.66)	($0.87)	$3,069	59,313	($0.66)	($0.99)	$19,878
TCO Pool (TCO)	20,250	($0.61)	($0.66)	$1,039	100,850	($0.64)	($0.79)	$16,332
Michcon (NMC)	10,800	($0.25)	($0.29)	$404	43,190	($0.25)	($0.30)	$2,116
TETCO M3 (TMT)	2,250	$1.74	$4.30	($5,734)	7,750	($0.19)	$0.78	($8,964)
TETCO M2 (BM2)	39,150	($0.56)	($0.74)	$6,937	158,775	($0.56)	($0.99)	$67,925
Transco Zone 5 South (DKR)	3,150	$1.98	$6.04	($12,737)	12,165	$0.62	$2.31	($20,356)
Total Financial Basis Hedges	90,225			($7,022)	382,043			$76,931

Total Projected Realized Loss				($101,719)				($363,297)

Note: Forward market prices, hedged volumes, and hedge prices are as of 1/5/2023. Anticipated hedging activity is not included in projections.
(1) January 2023 prices are settled.
(2) Forecasted Gain/(Loss) amounts are based on sum of current monthly hedge positions vs. strip.

Actual Change in Derivatives
(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022	Q4-2021
Realized Loss	($360)	($651)	($531)	($271)	($1,813)	($400)
Unrealized Gain (Loss)	$1,138	($411)	($122)	($1,456)	($851)	$780
Gain (Loss) on Commodity Derivative Instruments	$778	($1,062)	($653)	($1,727)	($2,664)	$380

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
Dollars in thousands, except per share data
Revenue and Other Operating Income (Loss):	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022	Q4-2021
Natural Gas, NGL and Oil Revenue	$776,740	$1,127,341	$1,003,406	$744,625	$3,652,112	$847,340
Gain (Loss) on Commodity Derivative Instruments	777,615	(1,062,353)	(652,643)	(1,726,394)	(2,663,775)	379,982
Purchased Gas Revenue	61,421	31,738	46,552	45,841	185,552	33,212
Other Revenue and Operating Income	21,054	20,335	23,103	22,830	87,322	30,656
Total Revenue and Other Operating Income (Loss)	1,636,830	117,061	420,418	(913,098)	1,261,211	1,291,190
Costs and Expenses:
Operating Expense
Lease Operating Expense	17,739	19,239	14,282	15,398	66,658	15,547
Transportation, Gathering and Compression	96,385	96,632	88,357	88,286	369,660	91,754
Production, Ad Valorem, and Other Fees	11,599	13,481	9,958	9,927	44,965	11,086
Depreciation, Depletion and Amortization	112,245	114,167	116,180	118,623	461,215	133,833
Exploration and Production Related Other Costs	1,212	685	4,712	1,689	8,298	12,548
Purchased Gas Costs	62,217	32,309	46,041	44,816	185,383	32,622
Selling, General, and Administrative Costs	31,961	27,722	30,454	31,560	121,697	35,908
Other Operating Expense	9,818	21,238	20,539	12,170	63,765	16,203
Total Operating Expense	343,176	325,473	330,523	322,469	1,321,641	349,501
Other Expense
Other Expense (Income)	3,494	1,922	5,179	(736)	9,859	2,340
(Gain) Loss on Assets Sales and Abandonments, net	(1,426)	12,077	(6,240)	(13,395)	(8,984)	(19,705)
Loss on Debt Extinguishment	19	9,953	12,981	—	22,953	15,084
Interest Expense	35,218	34,351	31,051	27,069	127,689	37,264
Total Other Expense	37,305	58,303	42,971	12,938	151,517	34,983
Total Costs and Expenses	380,481	383,776	373,494	335,407	1,473,158	384,484
Earnings (Loss) Before Income Tax	1,256,349	(266,715)	46,924	(1,248,505)	(211,947)	906,706
Income Tax Expense (Benefit)	81,770	160,357	13,567	(325,564)	(69,870)	276,394
Net Income (Loss)	$1,174,579	($427,072)	$33,357	($922,941)	($142,077)	$630,312

Earnings (Loss) per Share
Basic	$6.64	$(2.28)	$0.17	$(4.62)	$(0.75)	$3.02
Diluted	$5.68	$(2.28)	$0.15	$(4.62)	$(0.75)	$2.90

Weighted-Average Shares Outstanding	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022	Q4-2021
Weighted-Average Shares of Common Stock Outstanding	176,916,881	187,511,940	194,021,639	199,854,257	189,507,682	208,454,502
Effect of Diluted Shares*	30,127,743	—	30,387,055	—	—	8,834,883
Weighted-Average Diluted Shares of Common Stock Outstanding	207,044,624	187,511,940	224,408,694	199,854,257	189,507,682	217,289,385

*During periods in which the Company incurs a net loss, diluted weighted average shares outstanding are equal to basic weighted average shares outstanding because the effect of all equity awards and the potential share settlement impact related to CNX’s Convertible Notes are antidilutive.

CONSOLIDATED BALANCE SHEETS

(Unaudited)
Dollars in thousands	31-Dec-22	30-Sep-22	30-Jun-22	31-Mar-22	31-Dec-21
ASSETS
Current Assets:
Cash and Cash Equivalents	$21,321	$1,594	$238	$8,570	$3,565
Accounts and Notes Receivable:
Trade, net	348,458	479,088	447,464	263,126	330,122
Other Receivables, net	6,184	5,436	6,010	5,134	8,924
Supplies Inventories	27,156	19,650	14,490	6,469	6,147
Recoverable Income Taxes	—	—	—	—	72
Derivative Instruments	154,474	200,598	137,492	119,838	95,002
Prepaid Expenses	16,211	17,373	12,503	13,739	15,975
Total Current Assets	573,804	723,739	618,197	416,876	459,807
Property, Plant and Equipment:
Property, Plant and Equipment	11,907,698	11,738,308	11,606,088	11,484,450	11,362,102
Less-Accumulated Depreciation, Depletion and Amortization	4,811,189	4,704,665	4,593,364	4,488,326	4,372,619
Total Property, Plant and Equipment—Net	7,096,509	7,033,643	7,012,724	6,996,124	6,989,483
Other Non-Current Assets:
Operating Lease Right-of-Use Assets	174,849	187,376	176,613	42,162	56,022
Derivative Instruments	244,931	258,539	420,291	281,213	131,994
Goodwill	323,314	323,314	323,314	323,314	323,314
Other Intangible Assets	76,990	78,628	80,266	81,904	83,543
Deferred Income Taxes	—	—	14,107	28,526	—
Other Non-Current Assets	25,376	27,887	50,378	53,405	56,588
Total Other Non-Current Assets	845,460	875,744	1,064,969	810,524	651,461
TOTAL ASSETS	$8,515,773	$8,633,126	$8,695,890	$8,223,524	$8,100,751
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$191,343	$169,406	$154,449	$120,513	$121,751
Derivative Instruments	782,653	1,407,892	1,210,715	1,411,964	521,598
Current Portion of Finance Lease Obligations	881	686	637	603	555
Current Portion of Long-Term Debt	—	323,122	322,622	336,083	—
Current Portion of Operating Lease Obligations	47,436	48,710	40,951	10,003	22,940
Other Accrued Liabilities	290,491	308,212	302,599	248,176	287,732
Total Current Liabilities	1,312,804	2,258,028	2,031,973	2,127,342	954,576
Non-Current Liabilities:
Long-Term Debt	2,205,735	1,920,440	1,907,074	1,890,790	2,214,121
Finance Lease Obligations	1,970	1,375	1,342	1,304	1,218
Operating Lease Obligations	132,105	143,291	139,428	32,340	33,672
Derivative Instruments	1,517,021	2,012,326	1,899,736	1,421,373	687,354
Deferred Income Taxes	232,280	146,621	—	—	328,601
Asset Retirement Obligations	89,079	87,243	88,463	89,403	88,859
Other Non-Current Liabilities	74,318	86,814	90,850	91,460	92,077
Total Non-Current Liabilities	4,252,508	4,398,110	4,126,893	3,526,670	3,445,902
TOTAL LIABILITIES	5,565,312	6,656,138	6,158,866	5,654,012	4,400,478
Stockholders' Equity:
Common Stock	1,712	1,835	1,918	1,955	2,039
Capital in Excess of Par Value	2,506,269	2,602,697	2,665,440	2,691,950	2,834,863
Preferred Stock	—	—	—	—	—
Retained Earnings (Accumulated Deficit)	448,993	(613,426)	(116,081)	(110,005)	877,894
Accumulated Other Comprehensive Loss	(6,513)	(14,118)	(14,253)	(14,388)	(14,523)
TOTAL STOCKHOLDERS' EQUITY	2,950,461	1,976,988	2,537,024	2,569,512	3,700,273
TOTAL LIABILITIES AND EQUITY	$8,515,773	$8,633,126	$8,695,890	$8,223,524	$8,100,751

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)
Dollars in thousands
Cash Flows from Operating Activities:	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022	Q4-2021
Net Income (Loss)	$1,174,579	($427,072)	$33,357	($922,941)	($142,077)	$630,312
Depreciation, Depletion and Amortization	112,245	114,167	116,180	118,623	461,215	133,833
Amortization of Deferred Financing Costs	2,293	2,048	2,073	2,042	8,456	8,904
Stock-Based Compensation	1,493	3,829	3,722	7,331	16,375	2,782
(Gain) Loss on Asset Sales and Abandonments, net	(1,426)	12,077	(6,240)	(13,395)	(8,984)	(19,705)
Loss on Debt Extinguishment	19	9,953	12,981	—	22,953	15,084
(Gain) Loss on Commodity Derivative Instruments	(777,615)	1,062,353	652,643	1,726,394	2,663,775	(379,982)
Gain on Other Derivative Instruments	(300)	(2,694)	(2,131)	(5,223)	(10,348)	(2,410)
Net Cash Paid in Settlement of Commodity Derivative Instruments	(282,897)	(651,247)	(530,129)	(270,842)	(1,735,115)	(399,971)
Deferred Income Taxes	83,076	160,680	14,370	(334,184)	(76,058)	276,772
Other	1,619	1,646	623	1,700	5,588	(281)
Changes in Operating Assets:
Accounts and Notes Receivable	129,759	(31,478)	(185,196)	66,577	(20,338)	(75,211)
Recoverable Income Taxes	—	—	—	72	72	(71)
Supplies Inventories	(7,505)	(5,160)	(8,021)	(322)	(21,008)	(661)
Prepaid Expenses	1,181	(4,840)	1,041	2,366	(252)	(2,844)
Changes in Other Assets	(143)	19,800	1,520	322	21,499	(22,767)
Changes in Operating Liabilities:
Accounts Payable	25,947	(684)	30,541	(2,032)	53,772	(3,922)
Accrued Interest	16,550	(14,373)	12,128	(13,595)	710	23,819
Other Operating Liabilities	(36,289)	19,202	42,906	(26,086)	(267)	50,537
Changes in Other Liabilities	(315)	(3,825)	(402)	(412)	(4,954)	18,853
Net Cash Provided by Operating Activities	442,271	264,382	191,966	336,395	1,235,014	253,071

Cash Flows from Investing Activities:
Capital Expenditures	(173,217)	(133,553)	(136,668)	(122,316)	(565,754)	(116,711)
Proceeds from Asset Sales	6,889	4,041	7,107	19,423	37,460	21,017
Net Cash Used in Investing Activities	(166,328)	(129,512)	(129,561)	(102,893)	(528,294)	(95,694)

Cash Flows from Financing Activities:
Payments on Long-Term Notes	—	(358,750)	(26,969)	—	(385,719)	(246,853)
Net Proceeds from (Payments on) CNXM Revolving Credit Facility	5,550	(40,150)	(21,900)	25,200	(31,300)	39,000
Net (Payments on) Proceeds from CNX Revolving Credit Facility	(44,650)	(89,000)	37,650	(96,000)	(192,000)	(33,350)
Proceeds from Issuance of CNX Senior Notes	—	493,750	—	—	493,750	—
Payments on Miscellaneous Borrowings	(191)	(163)	(157)	(154)	(665)	(137)
Proceeds from Issuance of Common Stock	78	135	376	608	1,197	103
Shares Withheld for Taxes	(180)	(7)	(83)	(5,582)	(5,852)	(8)
Purchases of Common Stock	(215,106)	(138,052)	(59,494)	(152,473)	(565,125)	(120,825)
Debt Issuance and Financing Fees	(1,717)	(1,277)	(160)	(96)	(3,250)	(12,493)
Net Cash Used in Financing Activities	(256,216)	(133,514)	(70,737)	(228,497)	(688,964)	(374,563)
Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	19,727	1,356	(8,332)	5,005	17,756	(217,186)
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	1,594	238	8,570	3,565	3,565	220,751
Cash, Cash Equivalents, and Restricted Cash at End of Period	$21,321	$1,594	$238	$8,570	$21,321	$3,565

MARKET MIX AND NATURAL GAS PRICE RECONCILIATION
	2023E
	Gas Sold (%)(1)	Basis(2)
Eastern Gas-South	3%	($0.99)
ETNG Mainline	6%	$2.11
TCO Pool	25%	($0.79)
TETCO ELA & WLA	5%	($0.29)
TETCO M3	6%	$0.78
TETCO M2	35%	($0.99)
Michcon	12%	($0.30)
Physical basis sales	8%	($0.22)
Weighted Average Basis	100%	($0.48)

NYMEX		$3.80
Weighted Average Basis (Not considering hedging)		($0.48)
Realized Price (per MMBtu)		$3.32
Conversion Factor (MMBtu/Mcf)		1.079
Realized Price Before Financial Hedging (per Mcf)		$3.58

(1) Individual market percentages exclude physical basis sales, which are shown separately.
(2) Forward market basis prices as of 1/5/2023.

PRICE AND COST DATA (PER MCFE) - NON-GAAP
	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022	Q4-2021
Average Sales Price - Natural Gas	$5.54	$7.82	$7.02	$4.76	$6.27	$5.24
Average (Loss) Gain on Commodity Derivative Instruments - Cash Settlement- Gas	($2.78)	($4.79)	($3.98)	($1.91)	($3.35)	($2.70)
Average Sales Price - Oil and Condensate*	$12.34	$14.74	$16.04	$12.84	$13.65	$11.07
Average Sales Price - NGLs*	$4.92	$6.05	$7.21	$7.62	$6.36	$6.80

Average Sales Price of Natural Gas, NGL and Oil, including Cash Settlement	$2.96	$3.25	$3.32	$3.14	$3.17	$2.83

Lease Operating Expense (LOE)	$0.13	$0.13	$0.10	$0.10	$0.11	$0.10
Production, Ad Valorem, and Other Fees	$0.08	$0.09	$0.07	$0.07	$0.08	$0.07
Transportation, Gathering and Compression	$0.69	$0.66	$0.62	$0.59	$0.64	$0.58
Depreciation, Depletion and Amortization (DD&A)	$0.77	$0.76	$0.79	$0.76	$0.77	$0.83
Total Natural Gas, NGL and Oil Production Costs	$1.67	$1.64	$1.58	$1.52	$1.60	$1.58

Total Natural Gas, NGL and Oil Production Cash Costs, before DD&A	$0.90	$0.88	$0.79	$0.76	$0.83	$0.75
Natural Gas, NGL and Oil Production Cash Margin, before DD&A	$2.06	$2.37	$2.53	$2.38	$2.34	$2.08

Fully Burdened Cash Costs, before DD&A(1)	$1.29	$1.29	$1.22	$1.03	$1.20	$1.07
Fully Burdened Cash Margin, before DD&A	$1.67	$1.96	$2.10	$2.11	$1.97	$1.76

Note: "Total Natural Gas, NGL and Oil Production Costs" excludes Selling, General, and Administration and Other Operating Expenses.
*NGLs, Oil, and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.
(1) Fully burdened cash costs include production cash costs, selling, general and administrative (SG&A) cash costs, other operating cash expense, other cash (income) expense, other revenue and operating income, and cash interest expense. Q4 2022, Q3 2022, Q2 2022, Q1 2022, YTD 2022 and Q4 2021 total fully burdened cash costs exclude a (gain)/loss on asset sales of ($0.01) per Mcfe, $0.08 per Mcfe, ($0.04) per Mcfe, ($0.09) per Mcfe, ($0.02) per Mcfe and ($0.12) per Mcfe, respectively. Q4 2022, Q3 2022, Q2 2022, Q1 2022, YTD 2022 and Q4 2021 exclude unrealized losses/(gains) on interest rate swaps and noncash amortization of $0.01 per Mcfe, $0.00 per Mcfe, $0.00 per Mcfe, ($0.02) per Mcfe, $0.00 per Mcfe and $0.04 per Mcfe, respectively. Q4 2022, Q3 2022, Q2 2022, YTD 2022 and Q4 2021 exclude loss on debt extinguishment of $0.00 per Mcfe, $0.07 per Mcfe, $0.09 per Mcfe, $0.04 per Mcfe and $0.10 per Mcfe, respectively.

Natural Gas Price Reconciliation	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022	Q4-2021
NYMEX Natural Gas ($/MMBtu)	$6.26	$8.20	$7.17	$4.95	$6.64	$5.83
Average Differential	(1.17)	(1.01)	(0.73)	(0.58)	(0.88)	(1.02)
BTU Conversion (MMBtu/Mcf)*	0.45	0.63	0.58	0.39	0.51	0.43
(Loss) Gain on Commodity Derivative Instruments-Cash Settlement	(2.78)	(4.79)	(3.98)	(1.91)	(3.35)	(2.70)
Realized Gas Price per Mcf	$2.76	$3.03	$3.04	$2.85	$2.92	$2.54
*Conversion factor	1.09	1.09	1.09	1.09	1.09	1.09

GUIDANCE
($ in millions)	2023E
	Low		High
Production Volumes (Bcfe)	555	-	575
% Liquids	7%	‘-	8%
% of Natural Gas Hedged	82%

Prices on Open Volumes(1)
Natural Gas NYMEX ($/MMBtu)	$3.80
Natural Gas Differential ($/MMBtu)	($0.48)
NGL Realized Price ($/Bbl)	~$21.00

($ in millions)
Adjusted EBITDAX(2)	$1,100	-	$1,250

Capital Expenditures
Drilling & Completions (D&C)	$430	‘-	$475
Non-D&C	$120	-	$160
Discretionary Capital	$25	‘-	$40
Total Capital Expenditures	$575	-	$675

($ in millions)
Free Cash Flow (FCF)(2)	~$375
FCF Per Share(2)(3)	~$2.20

(1) Forward market prices for 2023 guidance as of 1/5/2023.
(2) Non-GAAP measures. See “Non-GAAP Financial Measures” for definitions. FCF for previous and updated guidance includes approximately $40 million in expected asset sales in 2023.
(3) 2023 FCF per share based on shares outstanding of 170,126,528, as of 1/17/2023.

2023E ACTIVITY SUMMARY		TIL	Average Lateral Length(1)
SWPA Central	Marcellus	23	14,500
	Utica	4	13,600

CPA	Marcellus	3	8,800
	Utica	-	-

Total		30	-

(1) Measured in lateral feet from perforation to perforation.

Non-GAAP Measures (Definitions, Purpose, and Reconciliations)

CNX's management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful for investors in analyzing the company. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating CNX because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

Definitions: EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below. Although EBIT, EBITDAX, and adjusted EBITDAX are not measures of performance calculated in accordance with generally accepted accounting principles, management believes that they are useful to an investor in evaluating CNX Resources because they are widely used to evaluate a company's operating performance. We exclude stock-based compensation from adjusted EBITDAX because we do not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDAX or adjusted EBITDAX identically, the presentation here may not be comparable to similarly titled measures of other companies. Sales of natural gas, NGL and oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Natural gas, NGL and oil production costs excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations. Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the tax effectiveness. Operating Margins are defined as adjusted EBIT divided by Total Revenue after adjusting for unrealized loss on commodity derivative instruments. Adjusted Trailing-Twelve-Months (TTM) EBITDAX is defined as EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below. Cash Operating Margins are defined as adjusted EBITDA divided by total Revenue after adjusting for unrealized loss on commodity derivative instruments. Net Debt is defined as total long-term debt minus cash and cash equivalents. Adjusted Net Debt is defined as total long-term debt, plus the historical impact of recent accounting pronouncement, minus cash and cash equivalents. Free Cash Flow (FCF) is defined as operating cash flow minus capex plus proceeds from asset sales. Organic FCF is defined as operating cash flow minus capex.

Reconciliations of EBIT, EBITDAX, adjusted EBITDAX, adjusted EBIT, adjusted EBITDA, sales of natural gas, NGL and oil, including cash settlements, natural gas, NGL and oil production costs, adjusted net income, operating margins, cash operating margins, net debt, adjusted net debt, adjusted TTM EBITDAX, FCF and organic FCF to the most directly comparable GAAP financial measures are as follows:

Non-GAAP Measures

Sales of Natural Gas, NGL and Oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Sales of Natural Gas, NGL and Oil, including cash settlements is a non-GAAP measure that excludes purchased gas revenue and other revenue and operating income, which are not directly related to CNX’s natural gas producing activities. Natural Gas, NGL and Oil Production Costs is a non-GAAP measure that excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations (See Note 21 - Segment Information of the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX's 2021 Annual Report on Form 10-K as filed with the SEC on February 10, 2022). These expenses include, but are not limited to, interest expense and other corporate expenses such as selling, general and administrative costs in the current periods presented.

(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022	Q4-2021
Total Revenue and Other Operating Income (Loss)	$1,637	$117	$420	($913)	$1,261	$1,291
Add (Deduct):
Purchased Gas Revenue	(62)	(32)	(46)	(46)	(186)	(33)
(Gain) Loss on Commodity Derivative Instruments	(1,138)	411	122	1,456	851	(780)
Other Revenue and Operating Income	(21)	(20)	(23)	(23)	(87)	(30)
Sales of Natural Gas, NGL and Oil, including Cash Settlements, a Non-GAAP Financial Measure	$416	$476	$473	$474	$1,839	$448

Total Operating Expense	$343	$326	$330	$322	$1,321	$349
Add (Deduct):
Depreciation, Depletion and Amortization (DD&A) - Corporate	(4)	(4)	(2)	(3)	(13)	(1)
Exploration and Production Related Other Costs	(1)	(1)	(5)	(2)	(9)	(13)
Purchased Gas Costs	(62)	(32)	(46)	(45)	(185)	(32)
Selling, General and Administrative Costs	(33)	(28)	(30)	(31)	(122)	(36)
Other Operating Expense	(8)	(21)	(21)	(12)	(62)	(16)
Natural Gas, NGL and Oil Production Costs, a Non-GAAP Financial Measure[1]	$235	$240	$226	$229	$930	$251
1 Natural Gas, NGL and Oil production costs consists primarily of lease operating expense, production ad valorem and other fees, transportation, gathering and compression and production related depreciation, depletion and amortization.

Non-GAAP Measures

EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below.

(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022	Q4-2021
Net Income (Loss)	$1,175	($427)	$33	($923)	($142)	$630
Interest Expense	35	35	31	27	128	37
Income Tax Expense (Benefit)	82	160	14	(326)	(70)	277
Earnings (Loss) Before Interest & Taxes (EBIT)	1,292	(232)	78	(1,222)	(84)	944
Depreciation, Depletion & Amortization	112	114	116	119	461	133
Exploration Expense	1	1	5	2	9	13
Earnings (Loss) Before Interest, Taxes, DD&A and Exploration (EBITDAX)	$1,405	($117)	$199	($1,101)	$386	$1,090
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	(1,138)	411	122	1,456	851	(780)
Stock-Based Compensation	1	4	4	7	16	2
Loss on Debt Extinguishment	—	10	13	—	23	15
Loss on Abandonment	4	16	—	—	20	—
Virginia Flood Expense	1	2	—	—	3	—
Severance	1	—	—	—	1	1
Total Pre-tax Adjustments	(1,131)	443	139	1,463	914	(762)
Adjusted EBITDAX	$274	$326	$338	$362	$1,300	$328

Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the related tax effect.

(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022	Q4-2021
Net Income (Loss) from EBITDAX Reconciliation	$1,175	($427)	$33	($923)	($142)	$630
Adjustments:
Total Pre-tax Adjustments from EBITDAX Reconciliation	(1,131)	443	139	1,463	914	(762)
Tax Effect of Adjustments	295	(116)	(36)	(382)	(239)	199
Adjusted Net Income (Loss)	$339	($100)	$136	$158	$533	$67

Non-GAAP Measures

Operating Margin: Adjusted EBIT divided by Total Revenue and Other Operating Income (Loss) after adjusting for unrealized loss (gain) on commodity derivative instruments.

(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022	Q4-2021
Total Revenue and Other Operating Income (Loss)	$1,637	$117	$420	($913)	$1,261	$1,291

Net Income (Loss)	$1,175	($427)	$33	($923)	($142)	$630
Interest Expense	35	35	31	27	128	37
Income Tax Expense (Benefit)	82	160	14	(326)	(70)	277
Earnings (Loss) Before Interest & Taxes (EBIT)	1,292	(232)	78	(1,222)	(84)	944
Depreciation, Depletion & Amortization	112	114	116	119	461	133
Earnings (Loss) Before Interest, Taxes, DD&A (EBITDA)	$1,404	($118)	$194	($1,103)	$377	$1,077
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	($1,138)	$411	$122	$1,456	$851	($780)
Total Adjustments	($1,138)	$411	$122	$1,456	$851	($780)

Total Revenue and Other Operating Income (Loss) Minus Unrealized (Gain) Loss on Commodity Derivative Instruments	$499	$528	$542	$543	$2,112	$511
Adjusted EBIT	$154	$179	$200	$234	$767	$164
Operating Margin	31%	34%	37%	43%	36%	32%

Non-GAAP Measures

Cash Operating Margin: Adjusted EBITDA divided by Total Revenue after adjusting for unrealized loss (gain) on commodity derivative instruments, stock based compensation and the other discrete items listed below.

(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022	Q4-2021
Total Revenue and Other Operating Income (Loss)	$1,637	$117	$420	($913)	$1,261	$1,291

Net Income (Loss)	$1,175	($427)	$33	($923)	($142)	$630
Interest Expense	35	35	31	27	128	37
Income Tax Expense (Benefit)	82	160	14	(326)	(70)	277
Earnings (Loss) Before Interest & Taxes (EBIT)	1,292	(232)	78	(1,222)	(84)	944
Depreciation, Depletion & Amortization	112	114	116	119	461	133
Earnings (Loss) Before Interest, Taxes, DD&A (EBITDA)	$1,404	($118)	$194	($1,103)	$377	$1,077
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	(1,138)	$411	$122	$1,456	$851	($780)
Stock-Based Compensation	1	4	4	7	16	2
Loss on Abandonment	4	16	—	—	20	—
Virginia Flood Expense	1	2	—	—	3	—
Loss on Debt Extinguishment	—	10	13	—	23	15
Severance	1	—	—	—	1	—
Total Adjustments	($1,131)	$443	$139	$1,463	$914	($763)

Total Revenue and Other Operating Income (Loss) Minus Unrealized (Gain) Loss on Commodity Derivative Instruments	$499	$528	$542	$543	$2,112	$511
Adjusted EBITDA	$273	$325	$333	$360	$1,291	$314
Cash Operating Margin	55%	62%	61%	66%	61%	61%

Non-GAAP Measures

Management uses net debt to determine the company's outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. Management believes that using net debt is useful to investors in determining the company's leverage ratio since the company could choose to use its cash and cash equivalents to retire debt.

Net Debt: Total long-term debt minus cash and cash equivalents.
Adjusted Net Debt : Total long-term debt, plus the historical impact of recent accounting pronouncement, minus cash and cash equivalents.

(Dollars in millions)
Net Debt	31-Dec-22	30-Sep-22	30-Jun-22	31-Mar-22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,206	$2,244	$2,230	$2,227	$2,214	$2,436	$2,289	$2,368	$2,424	$2,600
Less: Cash and Cash Equivalents	21	2	—	9	4	221	45	35	22	156
Net Debt	$2,185	$2,242	$2,230	$2,218	$2,210	$2,215	$2,244	$2,333	$2,402	$2,444
(1) Includes current portion

(Dollars in millions)
Adjusted Net Debt	31-Dec-22	30-Sep-22	30-Jun-22	31-Mar-22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,206	$2,244	$2,230	$2,227	$2,214	$2,436	$2,289	$2,368	$2,424	$2,600
Plus: Impact of Recent Accounting Pronouncement(2)	—	—	—	—	82	86	90	94	98	101
Less: Cash and Cash Equivalents	21	2	—	9	4	221	45	35	22	156
Adjusted Net Debt	$2,185	$2,242	$2,230	$2,218	$2,292	$2,301	$2,334	$2,427	$2,500	$2,545
(1) Includes current portion
(2) On January 1, 2022, the Company adopted Accounting Standards Update (ASU) 2020-06 - Accounting for Convertible Instruments and Contracts in an Entity's Own Equity and upon adoption long-term debt increased by $82MM (See Note 12 - Long-Term Debt in the Notes to the Unaudited Consolidated Financial Statements in Item 1 of CNX’s September 30, 2022 Form 10-Q for additional information). As this adjustment was recorded on a prospective basis, Management believes that presenting investors with the net debt on a historical basis would be beneficial.

Adjusted TTM EBITDAX: EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below.
	Three Months Ended				Twelve Months Ended
(Dollars in millions)	31-Mar-22	30-Jun-22	30-Sep-22	31-Dec-22	31-Dec-22
Net (Loss) Income	($923)	$33	($427)	$1,175	($142)
Interest Expense	27	31	35	35	128
Income Tax (Benefit) Expense	(326)	14	160	82	(70)
(Loss) Earnings Before Interest & Taxes (EBIT)	(1,222)	78	(232)	1,292	(84)
Depreciation, Depletion & Amortization	119	116	114	112	461
Exploration Expense	2	5	1	1	9
(Loss) Earnings Before Interest, Taxes, DD&A, and Exploration (EBITDAX)	(1,101)	199	(117)	1,405	386
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	1,456	122	411	(1,138)	851
Stock Based Compensation	7	4	4	1	16
Loss on Debt Extinguishment	—	13	10	—	23
Loss on Abandonment	—	—	16	4	20
Virginia Flood Expense	—	—	2	1	3
Severance	—	—	—	1	1
Total Pre-tax Adjustments	1,463	139	443	(1,131)	914
Adjusted EBITDAX	$362	$338	$326	$274	$1,300

Non-GAAP Measures

The Company's management believes that the following measures provide useful information to external users of the Company's consolidated financial statements, such as industry analysts, lenders and ratings agencies. Free cash flow and organic free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

Free Cash Flow (FCF): Operating cash flow minus capex plus proceeds from asset sales.
Organic Free Cash Flow (FCF): Operating cash flow minus capex.

2022 Free Cash Flow
(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022
Net Cash Provided by Operating Activities	$442	$265	$192	$336	$1,235
Capital Expenditures	(173)	(134)	(137)	(122)	(566)
Proceeds from Asset Sales	7	4	7	20	38
Free Cash Flow	$276	$135	$62	$234	$707

2022 Organic Free Cash Flow
(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022
Net Cash Provided by Operating Activities	$442	$265	$192	$336	$1,235
Capital Expenditures	(173)	(134)	(137)	(122)	(566)
Organic Free Cash Flow	$269	$131	$55	$214	$669

2021 Free Cash Flow
(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021
Net Cash Provided by Operating Activities	$254	$215	$239	$219	$927
Capital Expenditures	(117)	(97)	(129)	(123)	(466)
Proceeds from Asset Sales	21	12	7	5	45
Free Cash Flow	$158	$130	$117	$101	$506

2021 Organic Free Cash Flow
(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021
Net Cash Provided by Operating Activities	$254	$215	$239	$219	$927
Capital Expenditures	(117)	(97)	(129)	(123)	(466)
Organic Free Cash Flow	$137	$118	$110	$96	$461

2020 Free Cash Flow
(Dollars in millions)	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020
Net Cash Provided by Operating Activities	$161	$223	$144	$267	$795
Capital Expenditures	(92)	(108)	(135)	(152)	(487)
Proceeds from Asset Sales	16	6	12	14	48
Free Cash Flow	$85	$121	$21	$129	$356

Risk Factors

This presentation, including the oral statements made in connection herewith, contains forward-looking statements estimates and projections within the meaning of the federal securities laws. Statements that are not historical are forward-looking and may include our operational and strategic plans; estimates of gas reserves and resources; projected timing and rates of return of future investments; and projections and estimates of future production revenues, income and capital spending. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements estimates and projections. Investors should not place undue reliance on forward-looking statements as a prediction of future actual results. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update the statements, and we caution you not to rely on them unduly.

Specific factors that could cause future actual results to differ materially from the forward-looking statements are described in detail under the captions "Forward- Looking Statements" and "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission (SEC) as supplemented by our quarterly reports on Form 10-Q and any subsequent reports filed with the SEC. Those risk factors discuss, among other matters, pricing volatility or pricing decline for natural gas and NGLs; the failure to realize the anticipated costs savings, synergies and other benefits of CNX’s purchase of the outstanding interests in CNXM not already owned by CNX; local, regional and national economic conditions and the impact they may have on our customers; the impact of outbreaks of communicable diseases such as COVID-19 on business activity, our operations and national and global economic conditions, generally; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; the financial condition of our customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the proposed transaction; and changes in safety, health, environmental and other regulations.